Statement of Operations	3 Months Ended
Jun. 30, 2025 USD ($) $ / shares shares
March G L [Member]
Revenue
Total revenue
Expenses
Operating expenses	445,105
Total expenses	445,105
Loss before taxes	(445,105)
Income taxes
Net loss	$ (445,105)
Earnings (loss) per share – basic and diluted | $ / shares	$ (10.90)
Weighted average shares outstanding | shares	40,800